UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 21, 2016

FEDERAL HOME LOAN BANK OF BOSTON

(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51402	04-6002575
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Boylston Street

Boston, MA 02199

(Address of principal executive offices, including zip code)

(617) 292-9600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On April 22, 2016, the Federal Home Loan Bank of Boston (the “Bank”) issued a press release announcing its preliminary, unaudited results for the quarter ended March 31, 2016, and the declaration of a dividend. The Bank’s board of directors declared a cash dividend equal to an annual yield of 3.63 percent, the approximate daily average three-month LIBOR yield for the first quarter of 2016 plus 300 basis points. The dividend, based on average stock outstanding for the first quarter of 2016, will be paid on May 3, 2016. The press release, which should be reviewed for further details on each of these developments, is attached as Exhibit 99.1 to this report.

Item 7.01. Regulation FD Disclosure.

On April 22, 2016, Edward A. Hjerpe III, president and chief executive officer of the Bank, will make a presentation to members at the Bank’s annual meeting of shareholders. A copy of this presentation is attached as Exhibit 99.2 to the Form 8-K.

The information set forth in Item 2.02 is also furnished under this Item 7.01. The information being furnished pursuant to Items 2.02 and 7.01 and contained in Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

This report, including Exhibits 99.1 and 99.2, uses forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and are based on the Bank’s expectations as of the date hereof. For example, statements about future declarations of dividends and expectations for advances balances are forward-looking statements, among other forward-looking statements herein. The words “preliminary,” “expects,” “will,” and similar statements and their plural and negative forms are used in this notification to identify some, but not all, of such forward-looking statements. The Bank cautions that, by their nature, forward-looking statements involve risks and uncertainties, including, but not limited to, the application of accounting standards relating to, among other things, the amortization of discounts and premiums on financial assets, financial liabilities, and certain fair value gains and losses; hedge accounting of derivatives and underlying financial instruments; the fair values of financial instruments, including investment securities and derivatives; and other-than-temporary impairment of investment securities, in addition to instability in the credit and debt markets, economic conditions (including effects on, among other things, mortgage-backed securities), changes in interest rates, and prepayment speeds on mortgage assets. Accordingly, the Bank cautions that actual results could differ materially from those expressed or implied in these forward-looking statements or could impact the extent to which a particular objective, projection, estimate or prediction is realized, and you are cautioned not to place undue reliance on such statements. The Bank does not undertake to update any forward-looking statement herein or that may be made from time to time on behalf of the Bank.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number

99.1 Press release issued by the Bank on April 22, 2016.

99.2 Presentation to members on April 22, 2016.

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Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 22, 2016	Federal Home Loan Bank of Boston

	By:	/s/ Frank Nitkiewicz
Frank Nitkiewicz
Executive Vice President and Chief Financial Officer

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